UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No.1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 4, 2020

Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust St. Des Moines, Iowa		50309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2020, the Federal Home Loan Bank of Des Moines (the “Bank”) declared that Jon M. Jones, James W. Hunt, Ruth B. Bennett and Carol K. Nelson had been elected to the Bank’s Board of Directors (the “Board”) for terms commencing on January 1, 2021, which the Bank reported via Form 8-K filed with the Securities and Exchange Commission on November 9, 2020 (the "Original Form 8-K"). At the time of that filing, the Board committee assignments for 2021 had not been made. The Bank is filing this Form 8-K/A to report Board committee assignments for 2021.

Board Committee Assignments

On December 10, 2020 the Board approved the following 2021 committee appointments for all directors:

Executive and Governance Committee	Regulatory Committee

James Livingston, Chair	Christine Camp, Chair
Ellen Lamale, Vice Chair	Chris Grimm, Vice Chair
Ruth Bennett	Karl Bollingberg
Steve Bumann	Teresa Keegan
Christine Camp	Ellen Lamale
David Ferries	James Livingston
Amy Johnson	Lauren MacVay
Michelle Keeley	Michael McGowan
John Klebba	Jason Meyerhoeffer
Elsie Meeks	Cynthia Parker

Business Operations and Technology Committee	Risk and Compliance Committee

Amy Johnson, Chair	John Klebba, Chair
Michael McGowan, Vice Chair	Karl Bollingberg, Vice Chair
Karl Bollingberg	Jon Jones
Chris Grimm	Ellen Lamale
Lauren MacVay	Michael McGowan
Jason Meyerhoeffer
Carol Nelson

Housing and Community Investment Committee	Member Committee

Elsie Meeks, Chair	David Ferries, Chair
Christine Camp, Vice Chair	Lauren MacVay, Vice Chair
Ruth Bennett	Chris Grimm
Cleon Butterfield	Joe Kesler
Amy Johnson	Carol Nelson

Human Resources and Compensation Committee	Audit Committee

Michelle Keeley, Chair	Ruth Bennett, Chair
Cynthia Parker, Vice Chair	Teresa Keegan, Vice Chair
Steve Bumann	Cleon Butterfield
James Hunt	Christine Camp
Jon Jones	David Ferries
Joe Kesler	John Klebba
Elsie Meeks

Finance Committee

Steve Bumann, Chair
Jason Meyerhoeffer, Vice Chair
James Hunt
Teresa Keegan
Michelle Keeley
Cynthia Parker

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

December 15, 2020	By:	/s/ Aaron B. Lee

Name: Aaron B. Lee
Title: Senior Vice President, General Counsel and Corporate Secretary